SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 March 11, 1996
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                            (Earliest Event Reported)



                             Synovus Financial Corp.
--------------------------------------------------------------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                         1-10312                           58-1134883
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(State of                     (Commission File                    (IRS Employer
  Incorporation)                  Number)                        Identification
                                                                      Number)


              901 Front Avenue, Suite 301, Columbus, Georgia 31901
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                    (Address of principal executive offices)


                                  (706)  649-2267
--------------------------------------------------------------------------------
                         (Registrant's Telephone Number)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 5.           Other Events.
-------           --------------
         On March 11, 1996, Synovus Financial Corp. ("Registrant") announced a three-for two stock split to be issued on April 8, 1996 to shareholders of record as of March 21, 1996. Registrant also announced a 22.2% increase in its quarterly dividend. On a pre-split basis, the quarterly dividend will be increased to $.1650 from $.1350 and will be payable on April 1, 1996 to shareholders of record as of March 21, 1996.

         A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99, and by this reference made a part hereof.

Item 7.           Financial Statements, Pro Forma Financial
------            ------------------------------------------
                  Information and Exhibits.
                  -------------------------
         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99 - Registrant's press release dated March 11, 1996


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                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SYNOVUS FINANCIAL CORP.
                                                    ("Registrant")


Dated:    March 11, 1996                             By:/s/ Kathleen Moates
                                                     Kathleen Moates
                                                     Senior Vice President
















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                                  Exhibit Index

Exhibit Number                    Description
--------------------------------------------------------------------------------

 99                               Synovus Financial Corp.'s
                                  press release
                                  dated March 11, 1996







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